UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date or earliest event reported) May 4, 2004

SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Arkansas	1-8246	71-0205415
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2350 N. Sam Houston Pkwy E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9.

Regulation FD Disclosure

On May 4, 2004, Greg D. Kerley, Executive Vice President and Chief Financial Officer for Southwestern Energy Company, made a presentation to investors and analysts at the American Gas Association 2004 Financial Forum held at the Hyatt Regency Coconut Point Resort in Bonita Springs, Florida.  The accompanying slide presentation is furnished herewith as Exhibit 99.1.

Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Registrant

Date:	May 4, 2004	BY:	/s/ GREG D. KERLEY

Greg D. Kerley Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX
Exhibit No.	Description

99.1

Slide presentation accompanying the May 4, 2004 presentation to investors and analysts at the American Gas Association 2004 Financial Forum held at the Hyatt Regency Coconut Point Resort in Bonita Springs, Florida.

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